First Horizon National Corporation Third Quarter 2018 Earnings October 16, 2018

. Portions of this presentation use non-GAAP financial information. Each of those portions is so noted, and a reconciliation of that non-GAAP information to comparable GAAP information is provided in a footnote or in the appendix at the end of this presentation. . This presentation contains forward-looking statements, which may include guidance, involving significant risks and uncertainties which will be identified by words such as “believe”,“expect”,“anticipate”,“intend”,“estimate”, “should”,“is likely”,“will”,“going forward” and other expressions that indicate future events and trends and may be followed by or reference cautionary statements. A number of factors could cause actual results to differ materially from those in the forward-looking statements. These factors are outlined in our recent earnings and other press releases and in more detail in the most current 10-Q and 10-K. FHN disclaims any obligation to update any such forward-looking statements or to publicly announce the result of any revisions to any of the forward-looking statements to reflect future events or developments. 2

Third Quarter 2018 Highlights

Delivering Strong Returns and Improved Efficiency

EPS		
Reported	$0.83	+196%
Adjusted[1]	$0.36	+13%

ROTCE[1]		
Reported	40.5%	+2,834bps
Adjusted[1]	17.9%	+439bps

ROA		
Reported	2.72%	+173bps
Adjusted[1]	1.21%	+12bps

Positive Operating Leverage

- Continued strong earnings power
- Merger cost saves drove lower expenses
- Excellent credit quality

Growth in Specialty & New Markets

- Specialty lending up 12% LQ annualized
- Mid-Atlantic and Florida retail deposits up 5% and 3% LQ, respectively

Effective Capital Allocation

- Sold Visa B Shares, resulting in favorable impacts to EPS, tangible book value, and capital
- Bought back 1.1 million FHN common shares

FIRST HORIZON NATIONAL CORPORATION

All comparisons are 3Q18 vs 3Q17. unless otherwise noted LQ – Linked Quarter
[1]Adjusted EPS, ROTCE, Adjusted ROTCE , Adjusted ROA are Non-GAAP numbers and are reconciled in the appendix.
Adjusted numbers exclude notable items as outlined in the appendix.

3

FINANCIAL RESULTS 4

Financial Results

- Adjusted EPS up 13% YOY
- Positive operating leverage on adjusted revenue increase of 1% and adjusted expense decline of 1%
- NII decline driven by lower accretion
- Fee income increase driven primarily by TRUPs sale for $3.8mm gain and higher fixed income revenue
- Expense decline driven by cost saves from CBF deal and ongoing expense discipline
- Tax rate at 23%

Financial Results	3Q18		Actuals vs Actuals		Adjusted[1] vs Adjusted[1]	
$ in millions except per share data	Actuals	Adjusted[1]	2Q18	3Q17	2Q18	3Q17
Net Interest Income	$306	$306	-2%	+46%	-2%	+46%
Fee Income	$349	$136	+174%	+210%	+7%	+7%
Total Revenue	$655	$442	+49%	+103%	+1%	+31%
Expense	$294	$283	-12%	+24%	-1%	+28%
Loan Loss Provision	$2	$2	NM	NM	NM	NM
Pre-Tax Income	$359	$157	+239%	+320%	+3%	+35%
NIAC[2]	$270	$118	+231%	+301%	—%	+58%
EPS	$0.83	$0.36	+232%	+196%	—%	+13%
Avg Loans ($B)	$27.3	$27.3	—%	+38%	—%	+38%
Avg Deposits ($B)	$30.8	$30.8	+1%	+40%	+1%	+40%

Net Income Available to Common (NIAC) & EPS Reconciliation

$ in millions except per share data	Amount		Per Share
	Pre-tax	After-tax	EPS Impact
3Q18 Adjusted[1]	**$157**	**$118**	**$0.36**
Notable Items:			
Visa B Share Monetization	$213	161	+$0.49
Acquisition Expenses	($11)	(9)	($0.03)
3Q18 Reported	**$359**	**$270**	**$0.83**

FIRST HORIZON NATIONAL CORPORATION

NM - Not Meaningful. LQ – Linked Quarter. YOY – Year over Year. Numbers may not add to total due to rounding. [1]Adjusted Fee Income, Revenue, Expense, Pre-Tax Income, NIAC, and EPS are Non-GAAP numbers and are reconciled in the appendix. Adjusted numbers exclude notable items as outlined in the appendix. EPS and Adjusted EPS calculated using 327.3mm shares. [2]Net Income Available to Common (NIAC) includes the impact from $3mm of noncontrolling interest and $1.6mm of preferred stock dividends.

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Significant Positive Impact from Visa B Shares Monetization Meaningful Improvement in Tangible Book Value and TCE/TA Impact to Tangible Book Value (TBV)1 2Q18 $0.64 Increase in TBV per Share 3Q18 $7.94 +$0.36 NIAC (Ex-Visa B Monetization) $8.58 TBV per Share TBV per Share +$0.49 Visa B Monetization -$0.12 Common Dividends -$0.09 AOCI & Other Impact to TCE/TA1 2Q18 58bps Increase in TCE/TA 3Q18 6.54% +29bps NIAC (Ex-Visa B Monetization) 7.12% TCE/TA TCE/TA +41bps Visa B Monetization -9bps Common Dividends -3bps AOCI & Other Numbers may not add to total due to rounding. 1Tangible Book Value per Share and TCE/TA are non-GAAP measures and are reconciled in the Appendix. 6

Net Interest Income and Net Interest Margin Trends

- NIM expansion from 2.92% in 1Q17 to 3.44% in 3Q18 driven by commercial loan growth, asset sensitivity and accretion
- 66% of the loan book is floating rate
- Non-interest deposits grew 5% annualized

Loan Betas Have Outpaced Deposit Betas


66% Loan Beta vs 36% Deposit Beta
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
3.65%
4.84%
1.93%
0.76%
0.12%
3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18
Fed Funds Rate
Loan Yield
Total Deposit Cost

NII and NIM Linked-Quarter Change Drivers

($ in millions)	NII	NIM
2Q18 - Reported	**$310.9**	**3.53%**
Less: 2Q18 CBF Loan Accretion	-$18.3	-21bps
2Q18 - Core[1]	**$292.6**	**3.33%**
Loans to Mtg Companies	+$1.9	+2bps
Auto Loan Sale	-$2.8	-3bps
Rates, Days, & Other	-$0.4	-4bps
3Q18 - Core[1]	**$291.3**	**3.28%**
3Q18 CBF Loan Accretion	+$14.4	+16bps
3Q18 - Reported	**$305.7**	**3.44%**

NIM Expansion and Loan Growth Drive NII Increase

($ in millions)


Total CBF Accretion Booked to Date $52mm; $131mm remaining
$330
$310
$290
$270
$250
$230
$210
$190
$170
3.6%
3.5%
3.4%
3.3%
3.2%
3.1%
3.0%
2.9%
2.92%
3.44%
3.28%
1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18
NII (left axis)
CBF Loan Accretion Impact
NIM (right axis)
NIM - Core¹

FIRST HORIZON NATIONAL CORPORATION

Numbers may not add to total due to rounding.

[1]Core excludes the accretion from CBF's loans, and is a Non-GAAP number reconciled in the table found on this slide. The average earning assets impact from CBF's loan accretion was $142mm in 3Q18 and $166mm in 2Q18.

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Building a Stronger Balance Sheet Economic Profit Focus Driving Improved Loan Portfolio Mix . Continued strong growth in highly profitable specialty lending areas Growth in Higher Return Areas1 . Loans to Mortgage Companies increase driven by market share growth Loans to Mortgage Companies . Strength in Middle TN with loans up 2% LQ Up 11% LQ $1.91B $2.13B . Optimizing balance sheet through intentional run-down of low- value/low-spread relationships and loan sales . Run-off of ~$360mm loans YTD resulting in 73bps increase 2Q18 3Q18 in yields in those portfolios Asset-Based Lending Regional Bank Loan Growth 1 Up 3% LQ $2.01B $25.9B $26.1B Total Loans $1.95B 2% Growth LQ annualized $18.4B 2Q18 3Q18 Middle TN Up 2% LQ $10.1B $10.4B Specialty $8.5B $3.75B 12% Growth LQ $3.68B annualized 3Q17 2Q18 3Q18 2Q18 3Q18 LQ – Linked Quarter. Numbers may not add to total due to rounding. 1Amounts are based on average balances . 8

Asset Quality Stable Credit Trends Reflect Strong Underwriting Discipline . Credit environment remains stable Asset Quality Highlights and benign ($ in millions) 3Q17 4Q17 1Q18 2Q18 3Q18 . Net charge-off ratio 0.02% in 3Q18 Charge-offs ($11) ($17) ($8) ($10) ($9) Recoveries $8 $9 $7 $8 $8 . Non-strategic average loans decreased 8% LQ Net Charge-offs $2 $8 $1 $2 $2 . CBF credit performance as expected Provision/(Credit) $0 $3 ($1) $0 $2 . Allowance to loans ratio remains steady at 68bps LQ – Linked Quarter. YOY – Year over Year. Numbers may not add to total due to rounding. 1Net charge-off % is annualized and as % of average loans. 9

Successful Execution on Capital Bank Merger Priorities Improved EPS Accretion From Higher Cost Savings and Revenue Synergies . Current earnings accretion estimate more than 2x original announcement . Cost savings of $16mm achieved in 3Q18 . ~75% of total expected cost saves now in run rate . Total of closed or in-process revenue synergies of $31mm (YTD Annualized)1 . 471 total deals1 closed or in-process Expected Cost Savings in 2018 Ahead of Original Estimates Revenue Synergies 2018 Cost Saves ~$53mm Annual 2019 Cost Saves ~$85mm Annual Revenue Synergies (YTD Annualized)¹ $22mm $22mm 6/30/18 $26mm $21mm $19mm $16mm $16mm 9/30/18 $31mm $12mm # of Deals (YTD)¹ $8mm 270 6/30/18 Deals 471 9/30/18 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 Deals Achieved Expected Numbers may not add to total due to rounding. 1Represents revenue synergy transactions that are closed or in-process from consumer lending, commercial lending, wealth management referrals, merchant services, treasury management, franchise finance, and private-client referrals. 10

Well-Positioned For Consistent Top-Quartile Returns ROTCE1 ROA 40.5% 2.72% 2 17%-19% 1.25%-1.45%2 17.4% 18.2% 17.9% 1.17% 1.22% 1.21% 14.1% 12.6% 0.95% 0.86% 1Q18 2Q18 3Q18 1Q18 2Q18 3Q18 Reported Adjusted¹ Reported Adjusted¹ Efficiency Ratio Below 60%2 75.9% 71.7% 66.6% 65.0% 65.1% 64.0% 1Q18 2Q18 3Q18 Adjusted¹ Reported 1ROTCE, Adjusted ROTCE, Adjusted ROA, and Adjusted Efficiency Ratio are non-GAAP numbers and are reconciled in the Appendix. 2Percentages represent medium-term targets. 11

Third Quarter 2018 Highlights . Continued strong earnings power Positive Operating . Leverage Merger cost saves drove lower expenses . Excellent credit quality . Specialty lending up 12% LQ annualized Growth in Specialty & New Markets . Mid-Atlantic and Florida retail deposits up 5% and 3% LQ, respectively . Sold Visa B Shares, resulting in favorable impacts to EPS, Effective Capital tangible book value, and capital Allocation . Bought back 1.1 million FHN common shares LQ – Linked Quarter. 12

APPENDIX 13

3Q18 Credit Quality Summary by Portfolio

	Regional Banking					Corporate[5]	Non-Strategic				FHNC
($ in millions)	Commercial (C&I & Other)	CRE	HE & HELOC	Other[1]	Subtotal	Permanent Mortgage	Commercial (C&I & Other)	HE & HELOC	Permanent Mortgage	Other[2]	Total
Period End Loans	$15,675	$4,237	$5,749	$542	$26,203	$42	$369	$442	$191	$103	$27,350
30+ Delinquency %	0.15%	0.20%	0.56%	0.74%	0.26%	4.21%	0.00%	3.06%	3.31%	5.47%	0.35%
Dollars	$23	$9	$32	$4	$68	$2	$0	$14	$6	$6	$95
NPL[3] %	0.25%	0.02%	0.62%	0.07%	0.29%	4.12%	0.80%	10.09%	10.60%	0.66%	0.54%
Dollars	$39	$1	$36	$0	$76	$2	$3	$45	$20	$1	$146
Net Charge-offs[4] %	0.01%	NM	0.03%	2.39%	0.06%	NM	NM	NM	NM	4.47%	0.02%
Dollars	$0	$0	$0	$3	$4	NM	$0	($3)	($1)	$1	$2
Allowance	$99	$34	$14	$14	$161	NM	$1	$12	$11	$0	$186
Allowance / Loans %	0.63%	0.80%	0.25%	2.55%	0.61%	NM	0.35%	2.81%	5.76%	0.37%	0.68%
Allowance / Net Charge-offs	71.90x	NM	9.09x	1.09x	10.98x	NM	NM	NM	NM	0.08x	31.20x

FIRST HORIZON NATIONAL CORPORATION

Numbers may not add to total due to rounding. Data as of 3Q18. NM - Not meaningful.
[1]Credit card, Permanent Mortgage, and Other. [2]Credit card, OTC, and Other Consumer.
[3]Non-performing loan excludes held-for-sale loans. [4]Net charge-offs are annualized.
[5]Exercised clean-up calls on jumbo securitizations in 1Q13, 3Q12, 2Q11, and 4Q10, which are now on the balance sheet in the Corporate segment.

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Select C&I and CRE Portfolio Metrics 3Q18 Average Regional Bank Commercial Loans C&I: Loans to Mortgage Companies Energy, 1% ($ in billions) Correspondent, 2% Franchise Finance, 4% $2.4 Healthcare, 4% $2.1 $2.1 $2.1$2.1 Corporate, 5% $2.0 $1.9 $1.9 $1.9 $1.8 $1.6 $1.5 Asset-Based Commercial, 40% Lending, 11% Loans to Mortgage Companies, 11% Commercial Real Estate, Specialty 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 17% Areas Business Banking, Period-end Balance Average Balance 5% CRE: Collateral Type CRE: Geographic Distribution Land, 2% Hospitality, 10% Other, 15% NC, 32% Multi-Family, Industrial, 26% 12% GA, 6% Other, SC, 8% 14% Retail, Office 19% TN, 18% Office, 15% FL, 15% 18% Data as of 3Q18. Numbers may not add to total due to rounding. 15

Consumer Portfolio & Non-Strategic Overview Percent of Home Equity Portfolio: HELOC Draw vs Repayment Balances Months Left in Draw Period 70% 60% $1.1B 64% 50% 40% 30% $0.5B 20% 10% 7% 6% 7% 8% 8% 0% In Draw In Repayment 0-12 13-24 25-36 37-48 49-60 >60 Non-Strategic Consumer Real Estate Run-Off Mortgage Repurchase Reserve $1.0B 40% ($ in millions) 3Q17 4Q17 1Q18 2Q18 3Q18 38.0% $0.8B 38% 35.6% Beginning Balance $35 $34 $34 $33 $32 $0.6B 35.0% 34.9% 36% 33.3% Net Realized Losses ($0) ($0) $0 ($1) $0 $0.4B 34% $0.2B 32% Provision Credit ($1) $0 ($0) ($0) ($1) $0.0B 30% Ending Balance $34 $34 $33 $32 $32 3Q17 4Q17 1Q18 2Q18 3Q18 Period-end Balance Constant Pre-Payment Rate (Right Axis) Numbers may not add to total due to rounding. 16

NOTABLE ITEMS Pre-Tax Pre-Tax 2017 2018 Amount1 Amount1 Acquisition Expense ($31.4mm) 1Q None Gain on property sale $3.3mm Mortgage Repurchase Reserve Release $20.0mm Acquisition Expense ($43.2mm) Acquisition Expense ($6.4mm) 2Q Effective tax rate adjustment associated with reversal of a capital loss deferred tax $19.5mm Other Expense (Visa Shares) ($4.1mm) valuation allowance 1 Loss on equity securities repurchase ($14.3mm) Acquisition Expense ($8.2mm) Acquisition Expense ($11.4mm) Legal Matters ($8.2mm) 3Q Tax rate adjustments primarily associated with the reversal of a capital loss deferred $13.7mm Visa B Share Monetization $212.9mm tax valuation allowance and certain discrete period items1 Tax Reform-Related Adjustments 1 ($82.0mm) Other Tax Adjustments1 $10.7mm 4Q Acquisition Expense ($46.7mm) Legal Matters ($32.1mm) Employee Bonuses ($9.9mm) 1All notable item amounts are calculated on a pre-tax basis with the exception of the tax adjustments in 2Q17, 3Q17, and 4Q17. 17

Capital Bank Acquisition Expenses

($ in millions)	3Q18	2Q18	1Q18	4Q17	3Q17	2Q17
Employee compensation, incentives and benefits (a)	$2.0	$2.5	$3.9	$16.8	$0.2	$ -
Occupancy (b)	$0.1	$2.2	$ -	$ -	$ -	$ -
Miscellaneous expense (c)	$1.4	$3.1	$2.0	$1.0	$0.1	$0.1
Professional fees (d)	$4.6	$9.0	$5.6	$20.1	$3.5	$4.5
Contract employment and outsourcing (e)	$0.6	$1.7	$1.4	$0.9	$0.4	$ -
All other expense (f)	$1.5	$23.2	$17.0	$6.2	$2.8	$ -
Total Capital Bank Merger and Integration Expense	$10.2	$41.8	$30.1	$45.1	$7.0	$4.6

(a) Primarily comprised of fees for severance and retention.

(b) Primarily relates to fees associated with lease exit accruals.

(c) Consists of fees for operations services, communications and courier, equipment rentals, depreciation, and maintenance, supplies, travel and entertainment, computer software, and advertising and public relations.

(d) Primarily comprised of fees for legal, accounting, and merger consultants

(e) Primarily relates to fees for temporary assistance for merger and integration activities.

(f) Primarily relates to contract termination charges, costs of shareholder matters and asset impairments related to the integration, as well as other miscellaneous expenses.

FIRST HORIZON NATIONAL CORPORATION

Integration activities were substantially completed in second quarter 2018.
This table shows acquisition expense related to the CBF transaction only and does not include expense from other acquisitions.

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Reconciliation to GAAP Financials

Slides in this presentation use non-GAAP information of adjusted fee income, adjusted revenue, adjusted noninterest expense, adjusted pre-tax income, adjusted net income available to common, and adjusted earnings per share. That information is not presented according to generally accepted accounting principles (GAAP) and is reconciled to GAAP information below.

($ in millions)	3Q18	2Q18	1Q18	3Q17	% Change LQ	% Change YOY
Adjusted Fee Income & Revenue						
Revenue (GAAP)	$655	$438	$437	$322	49%	103%
Fee Income (GAAP)	$349	$128	$136	$112	174%	210%
Plus: Notable Items (GAAP)	-$213	$0	-$3	$15		
Adjusted Fee Income (Non-GAAP)	$136	$128	$133	$127	7%	7%
Plus: Net Interest Income (GAAP)	$306	$311	$301	$210		
Adjusted Revenue (Non-GAAP)	$442	$438	$434	$337	1%	31%
Adjusted Noninterest Expense						
Noninterest Expense (GAAP)	$294	$333	$313	$237	-12%	24%
Plus: Notable Items (GAAP)	-$11	-$47	-$31	-$16		
Adjusted Noninterest Expense (Non-GAAP)	$283	$285	$282	$221	-1%	28%
Adjusted Pre-Tax Income						
Pre-Tax Income (GAAP)	$359	$106	$125	$85	239%	320%
Plus: Notable Items (GAAP)	-$201	$47	$28	$31		
Adjusted Pre-Tax Income (Non-GAAP)	$157	$153	$153	$116	3%	35%
Adjusted Net Income						
Net Income (GAAP)	$275	$86	$95	$72	219%	283%
Plus: Tax-affected Notable Items (GAAP)[1]	-$153	$36	$21	$7		
Adjusted Net Income (Non-GAAP)	$122	$122	$116	$79	- %	55%
Adjusted Net Income Available to Common (NIAC) & Earnings Per Share (EPS)						
Net Income Available to Common (GAAP)	$270	$82	$91	$67	231%	301%
Plus: Tax-affected Notable Items (GAAP)[1]	-$153	$36	$21	$7		
Adjusted Net Income Available to Common (Non-GAAP) *(a)*	$118	$118	$112	$75	- %	58%
Average Common Diluted Shares (GAAP) *(b)*	327	328	330	236		
Earnings Per Share (GAAP)	$0.83	$0.25	$2.32	$0.28	232%	196%
Adjusted Earnings Per Share (Non-GAAP) *(a/b)*	$0.36	$0.36	$0.34	$0.32	- %	13%

FIRST HORIZON NATIONAL CORPORATION

Numbers may not add to total due to rounding. NM – Not Meaningful.
[1]Tax-affected notable items assume an effective tax rate of ~24% in 3Q18, 2Q18 and 1Q18, and ~32% in 3Q17.

19

Reconciliation to GAAP Financials

Slides in this presentation use non-GAAP information of adjusted efficiency ratio, return on tangible common equity, adjusted return on tangible common equity, and adjusted return on average assets. That information is not presented according to generally accepted accounting principles (GAAP) and is reconciled to GAAP information below.

($ in millions)	3Q18	2Q18	1Q18	3Q17	Change YOY
Adjusted Efficiency Ratio					
Noninterest Expense (GAAP) *(a)*	$294	$333	$313	N/A	
Revenue Excluding Securities Gains (GAAP) *(b)*	$442	$438	$437	N/A	
Efficiency Ratio (GAAP) *(a/b)*	67%	76%	72%	N/A	N/A
Adjusted Noninterest Expense[1] (Non-GAAP) *(c)*	$283	$285	$282	N/A	
Adjusted Revenue[1] Excluding Securities Gains (Non-GAAP) *(d)*	$442	$438	$434	N/A	
Adjusted Efficiency Ratio (Non-GAAP) *(c/d)*	64%	65%	65%	N/A	N/A
Return on Tangible Common Equity (ROTCE)					
Average Total Equity (GAAP)	$4,611	$4,553	$4,574	$2,867	
Less: Average Noncontrolling Interest (GAAP)	-$295	-$295	-$295	-$295	
Less: Average Preferred Stock (GAAP)	-$96	-$96	-$96	-$96	
Average Common Equity (GAAP) *(e)*	$4,220	$4,161	$4,183	$2,476	
Less: Average Intangible Assets (GAAP)	-$1,573	-$1,569	-$1,568	-$281	
Average Tangible Common Equity (Non-GAAP) *(f)*	$2,647	$2,592	$2,615	$2,195	
Annualized Net Income Available to Common (GAAP) *(g)*	$1,072	$327	$368	$267	
Return on Average Common Equity (ROE) (GAAP) *(g/e)*	25.4%	7.9%	8.8%	10.8%	1,462bps
Return on Average Tangible Common Equity (ROTCE) (Non-GAAP) *(g/f)*	40.5%	12.6%	14.1%	12.2%	2,834bps
Adjusted Return on Tangible Common Equity (ROTCE)					
Annualized Adjusted Net Income Available to Common[1] (Non-GAAP) *(h)*	$467	$473	$455	$296	
Average Tangible Common Equity (Non-GAAP) *(f)*	$2,647	$2,592	$2,615	$2,195	
Less: Equity impact for notable items[2]	-$33	N/A	N/A	N/A	
Adjusted Average Tangible Common Equity (Non-GAAP) *(i)*	$2,614	$2,592	$2,615	$2,195	
Adjusted Return on Average Tangible Common Equity (ROTCE) (Non-GAAP) *(h/i)*	17.9%	18.2%	17.4%	13.5%	439bps
Adjusted Return on Average Assets (ROA)					
Annualized Net Income (GAAP) *(j)*	$1,090	$345	$385	$285	
Average Total Assets (GAAP) *(k)*	$40,077	$40,174	$40,351	$28,875	
Return on Average Assets (GAAP) *(j/k)*	2.72%	0.86%	0.95%	0.99%	173bps
Annualized Adjusted Net Income[1] (Non-GAAP) *(l)*	$485	$490	$472	$313	
Average Total Assets (GAAP) *(k)*	$40,077	$40,174	$40,351	$28,875	
Adjusted Return on Average Assets (Non-GAAP) *(l/k)*	1.21%	1.22%	1.17%	1.09%	12bps

FIRST HORIZON NATIONAL CORPORATION

Numbers may not add to total due to rounding. YOY – Year over Year. N/A – Not Applicable.
[1]Adjusted Noninterest Expense, Adjusted Revenue, Adjusted Net Income Available to Common, and Adjusted Net Income are Non-GAAP numbers that are reconciled on the previous slide.
[2]Includes the average after-after tax impact of $152.5mm of notable items recognized in 3Q18.

20

Reconciliation to GAAP Financials Slides in this presentation use non-GAAP information of the ratio of tangible common equity to tangible assets and tangible book value per share. That information is not presented according to generally accepted accounting principles (GAAP) and is reconciled to GAAP information below. Change ($ in millions) 3Q18 2Q18 LQ Tanigible Common Equity (TCE)/Tangible Assets (TA) Total Equity (GAAP) (a) $4,742 $4,550 Less: Noncontrolling Interest -$295 -$295 Less: Preferred Stock -$96 -$96 Total Common Equity (b) $4,351 $4,159 Less: Intangible Assets (GAAP) -$1,571 -$1,577 Tanigible Common Equity (Non-GAAP) (c) $2,780 $2,581 Total Assets (GAAP) (d) $40,636 $41,077 Less: Intangible Assets (GAAP) -$1,571 -$1,577 Tangible Assets (Non-GAAP) (e) $39,065 $39,500 Total Equity to Total Assets (GAAP) (a/d) 11.67% 11.08% 59bps TCE to TA (Non-GAAP) (c/e) 7.12% 6.54% 58bps Tangible Book Value Per Share (TBV per Share) Period-end Common Shares Outstanding (f) 324 325 Book Value per Share (GAAP) (b/f) $13.43 $12.80 $0.63 TBV per Share (Non-GAAP) (c/f) $8.58 $7.94 $0.64 Numbers may not add to total due to rounding. LQ – Linked Quarter. 21